Statement of Additional Information Supplement

November 5, 2012

Morgan Stanley Institutional Fund Trust

Supplement dated November 5, 2012 to the Morgan Stanley Institutional Fund Trust (the "Trust") Statement of Additional Information dated February 7, 2012

High Yield Portfolio

The section of the Trust's Statement of Additional Information entitled "Distribution and Shareholder Services Plans—Revenue Sharing" is hereby deleted and replaced with the following:

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolio, to Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley ("Morgan Stanley Smith Barney"), Citigroup Global Markets Inc. ("CGM"), certain insurance companies and/or other unaffiliated brokers, dealers and other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of shares of the Portfolio and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to an Intermediary for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to an Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any shareholder servicing fees and/or transfer agency fees that may be payable by the Portfolio. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser and/or the Distributor (e.g., gross sales or number of accounts). The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  on Class P, Class H and Class L shares of the Portfolio held in brokerage accounts where Morgan Stanley Smith Barney or CGM is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.16% of the total average monthly net asset value of such shares.

(2)  on Class I shares of the Portfolio held in brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 35% of the Portfolio's advisory fees accrued from the average daily net asset value of such shares.

(3)  on Class I and Class P shares of the Portfolio held in taxable accounts through any fee-based advisory program offered by the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.08% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments, which are made in accordance with the applicable compensation structure for each Intermediary, include an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of any Class I, Class P, Class H and Class L shares of the Portfolios held in Intermediary accounts.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney, CGM or other Intermediaries may provide Morgan Stanley Smith Barney, CGM or other Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which Morgan Stanley Smith Barney, CGM or other Intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolio or the amount that the Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney, CGM and other Intermediaries as to their compensation.

Please retain this supplement for future reference.